Exhibit 10.1

NINTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT
THIS NINTH AMENDMENT TO FIFTH AMENDED AND RESTATED CREDIT FACILITY AGREEMENT (this “Amendment”) is made effective as of the 8th day of July, 2019 by and between IEC ELECTRONICS CORP., a corporation formed under the laws of the State of Delaware (“Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY (“Lender”).
W I T N E S S E T H:
WHEREAS, the parties hereto are parties to a Fifth Amended and Restated Credit Facility Agreement dated as of December 14, 2015, as amended by that certain First Amendment to Fifth Amended and Restated Credit Facility Agreement dated as of June 20, 2016, that certain Second Amendment to Fifth Amended and Restated Credit Facility Agreement dated as of November 28, 2016, that certain Third Amendment to Fifth Amended and Restated Credit Facility Agreement dated as of May 5, 2017, that certain Fourth Amendment to Fifth Amended and Restated Credit Facility Agreement dated as of January 26, 2018, that certain Fifth Amendment to Fifth Amended and Restated Credit Facility Agreement dated as of April 20, 2018, that certain Sixth Amendment to Fifth Amended and Restated Credit Facility Agreement dated as of August 2, 2018, that certain Seventh Amendment to Fifth Amended and Restated Credit Facility Agreement dated as of January 9, 2019, and that certain Eighth Amendment to Fifth Amended and Restated Credit Facility Agreement dated as of March 11, 2019 (as amended, and as the same may be further amended, modified, supplemented or restated from time to time, the “Credit Agreement”);
WHEREAS, Borrower has requested and the Lender has agreed to make certain amendments to the Credit Agreement, all on the terms and conditions herein set forth.
NOW, THEREFORE, for due consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    DEFINITIONS. All capitalized terms used herein and not defined shall have the meaning given such terms in the Credit Agreement.
    2.    AMENDMENTS. Effective as of the date of this Amendment:
(A)     Section 1.1 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety to read as follows:
““Borrowing Base” means, at any time, an amount equal to the sum of (a) eighty-five percent (85%) of the Eligible Accounts of the Credit Parties; plus (b) (i) from the Third Amendment Closing Date until the first Advance Rate Reset, the lesser of (A) thirty-five percent (35%) of Eligible Inventories (excluding work in process) and (B) Three Million Seven Hundred Fifty Thousand Dollars ($3,750,000), and (ii) upon each Advance Rate Reset, the lesser of (A) eighty-five percent (85%) of the then updated Eligible Inventory NOLV and (B) Twenty-two Million Dollars ($22,000,000), minus (c) Reserves.

Exhibit 10.1

The Borrowing Base shall be computed based on the Borrowing Base Report required by this Agreement and most recently delivered to and accepted by the Lender in its sole and absolute discretion. In the event the Borrower fails to furnish a Borrowing Base Report, or in the event the Lender believes that a Borrowing Base Report is no longer accurate, valid, or current (with current defined as information provided aged no more than forty-five (45) days) the Lender may, in its sole and absolute discretion exercised from time to time and without limiting other rights and remedies under this Agreement, suspend the making of or limit Revolving Credit Loans. The Borrowing Base shall be subject to reduction by the amount of Reserves applicable from time to time, and by the amount of any Account or any Inventory that was included in the Borrowing Base but that the Lender determines fails to meet the respective criteria applicable from time to time for Eligible Accounts or Eligible Inventories.
Without implying any limitation on the Lender’s discretion with respect to the Borrowing Base, the criteria for Eligible Accounts and for Eligible Inventories contained in the respective definitions of Eligible Accounts and of Eligible Inventories are in part based upon the business operations of the Credit Parties existing on or about the Closing Date and upon information and records furnished to the Lender by the Credit Parties. If at any time or from time to time hereafter, the business operations of one or more of the Credit Parties change or such information and records furnished to the Lender is incorrect or misleading, the Lender in its discretion, may at any time and from time to time during the duration of this Agreement change such criteria or add new criteria. The Lender will communicate such changed or additional criteria to the Borrower from time to time, which communication shall be either orally or in writing.”
(B) Section 1.1 of the Credit Agreement is hereby amended by adding the following definition thereto:
““Ninth Amendment Closing Date” means July 8, 2019.”
(C)    Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“2.1    Revolving Credit Commitment. The Lender agrees, subject to Section 2.2 and the other terms and conditions hereinafter set forth, to make Revolving Credit Loans to the Borrower from time to time during the period from the Ninth Amendment Closing Date up to but not including the Revolving Credit Termination Date in an aggregate principal amount not to exceed at any time outstanding the amount of $35,000,000 (the “Revolving Credit Commitment”). During the period from the Ninth Amendment Closing Date to the Revolving Credit Termination Date, within the limits of the Revolving Credit Commitment and subject to Section 2.2, the Borrower may borrow, prepay pursuant to Section 2.5, and reborrow under this Section 2.1. Except as otherwise provided in this Agreement, the Revolving Credit Loans will be outstanding as LIBOR Loans.”
(D)    Exhibit B of the Credit Agreement (Form of Revolving Credit Note) is hereby amended and restated to read in its entirety as Exhibit B attached to this Amendment.
3.    REPRESENTATIONS AND WARRANTIES. Borrower hereby makes the following representations and warranties to the Lender as of the Ninth Amendment Closing Date, each of which shall survive the effectiveness of this Amendment and continue in effect as of the Ninth Amendment Closing Date so long as any Obligations remain unpaid:

Exhibit 10.1

3.1    Authorization. Borrower has full power and authority to borrow under the Credit Agreement, as amended by this Amendment, and to execute, deliver and perform this Amendment and any documents delivered in connection with it and all other related documents and transactions, all of which have been duly authorized by all proper and necessary corporate action. The execution and delivery of this Amendment by Borrower will not violate the provisions of, or cause a default under, Borrower’s Organizational Documents, any law or any agreement to which Borrower is a party or by which it or its assets are bound.
3.2    Binding Effect. This Amendment has been duly executed and delivered by Borrower, and the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except to the extent that enforcement of any such obligations of the Borrower may be limited by bankruptcy, insolvency, reorganization or similar laws of general application affecting the rights and remedies of creditors generally.
3.3    Consents; Governmental Approvals. Except as may be specifically identified in a written agreement to which Borrower and Lender are parties, no consent, approval or authorization of, or registration, declaration or filing with, any Governmental Authority or any other Person is required in connection with the valid execution, delivery or performance of this Amendment or any other document executed and delivered by Borrower herewith or in connection with any other transactions contemplated hereby.
3.4    Representations and Warranties. The representations and warranties contained in the Credit Agreement, as amended by this Amendment, are true on and as of the Ninth Amendment Closing Date with the same force and effect as if made on and as of the Ninth Amendment Closing Date, except for those representations and warranties that by their terms are made as of a specific date, which representations and warranties Borrower hereby remakes as of such date.
3.5    No Events of Default. No Default or Event of Default has occurred or is continuing.
3.6    No Material Misstatements. Neither this Amendment nor any document delivered to Lender by Borrower or any Credit Party to induce Lender to enter into this Amendment contains any untrue statement of a material fact or, taken as a whole with the other Loan Documents, omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.
4.    CONDITIONS OF AMENDMENT. The Lender shall have no obligation to execute or deliver this Amendment until each of the following conditions shall have been satisfied:
4.1    Authorization. Borrower shall have taken all appropriate corporate action to authorize, and its directors, if and as required by Borrower’s Organizational Documents, shall have adopted resolutions authorizing the execution, delivery and performance of this Amendment and the taking of all other action contemplated by this Amendment, and Lender shall have been furnished with copies of all such corporate action, certified by an authorized

Exhibit 10.1

officer of Borrower as being true and correct and in full force and effect without amendment on the Ninth Amendment Closing Date, and such other corporate documents as Lender may request.
4.2    Consents. Borrower shall have delivered to Lender any and all consents, if any, necessary to permit the transactions contemplated by this Amendment.
4.3    Fees. Borrower shall have paid to the Lender all reasonable fees and disbursements of Lender’s counsel and all reasonable out-of-pocket expenses incurred by Lender, recording fees, search fees, charges and taxes in connection with this Amendment and all transactions contemplated hereby or made other arrangements with respect to such payment as are satisfactory to Lender; provided, that such payments may, alternatively, be provided post-closing to the extent consented to by Lender.
4.4    Deliveries. Borrower shall have delivered to Lender, each of the following documents, duly executed by the Borrower or as specified: (i) this Amendment, (ii) a Reaffirmation executed by the Borrower and each of the Guarantors, and (iii) such additional documents, consents, authorizations, insurance certificates, governmental consents and other instruments and agreements as Lender or its counsel may reasonably require (including for purposes of evidencing and/or facilitating Borrower’s and Lender’s compliance with all applicable laws and regulations, including all “know your customer” rules in effect from time to time pursuant to the Bank Secrecy Act, USA PATRIOT Act and other applicable laws) and all documents, instruments and other legal matters in connection with the Loan Documents shall be reasonably satisfactory to Lender and its counsel.
4.5    Representations and Warranties. The representations and warranties set forth in this Amendment and in the Loan Documents shall be true, correct and complete on the Ninth Amendment Closing Date, except those representations and warranties that by their terms are made as of a specific date, which representations and warranties Borrower hereby remakes as of such date.
4.6    No Event of Default. No Event of Default or Default shall have occurred and be continuing on the Ninth Amendment Closing Date.
4.7    No Material Misstatements. Neither this Amendment nor any document delivered to Lender by or on behalf of Borrower to induce Lender to enter into this Amendment contains any untrue statement of a material fact or, taken as a whole with the other Loan Documents, omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances in which they were made.
4.8    No Material Adverse Change. As of the Ninth Amendment Closing Date, no Material Adverse Effect shall have occurred with respect to the Borrower and its Subsidiaries taken as a whole since December 31, 2018, including, without limitation, the Credit Parties’ ability to meet the projections delivered by the Borrower to the Lender prior to the Ninth Amendment Closing Date.
4.9    No Litigation. As of the Ninth Amendment Closing Date, except as set forth on Schedule 8.5 to the Credit Agreement, there shall not be any claim, action, suit, investigation, litigation, or legal proceeding pending or threatened in any court or before any arbitrator or governmental authority which relates to the legality, validity or enforceability of the

Exhibit 10.1

Credit Agreement (as amended by this Amendment) or the transactions contemplated hereby or that, if adversely determined, is not adequately covered by insurance or would have a Material Adverse Effect on the Borrower or its Subsidiaries.
5.    MISCELLANEOUS.
5.1    Reaffirmation of Security Documents. As of the Ninth Amendment Closing Date, Borrower hereby (a) acknowledges and reaffirms the execution and delivery of the Security Documents, (b) acknowledges, reaffirms and agrees that the security interests granted under the Security Documents continue in full force and effect as security for all indebtedness, obligations and liabilities under the Loan Documents, as may be amended from time to time, and (c) remakes the representations and warranties set forth in the Security Documents, except those representations and warranties that by their terms are made as of a specific date, which representations and warranties Borrower hereby remakes as of such date.
5.2    Entire Agreement; Binding Effect. The Credit Agreement, as amended by this Amendment, represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior negotiations and any course of dealing between the parties with respect to the subject matter hereof. This Amendment shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of, and be enforceable by the Lender and its successors and assigns. The Credit Agreement, as amended hereby, is in full force and effect and, as so amended, is hereby ratified and reaffirmed in its entirety.
5.3    Severability. If any provision of this Amendment shall be determined by a court to be invalid, such provision shall be deemed modified to conform to the minimum requirements of applicable law.
5.4    Headings. The section headings inserted in this Amendment are provided for convenience of reference only and shall not be used in the construction or interpretation of this Amendment.
5.5    Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including those delivered by facsimile or other electronic means), each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument.

[signature page follows]

Exhibit 10.1

[Ninth Amendment to Fifth Amended and Restated Credit Facility Agreement]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their duly authorized officers as of the day and year first above written.

MANUFACTURERS AND TRADERS TRUST COMPANY

By:	/s/ James Zicolello
Name: James Zicolello
Title: Administrative Vice President

IEC ELECTRONICS CORP.

By:	/s/ Thomas L. Barbato
Name: Thomas L. Barbato
Title: Senior Vice President, Finance and Chief Financial Officer

Exhibit 10.1

EXHIBIT B
FORM OF REVOLVING CREDIT NOTE

Exhibit 10.1

SEVENTH AMENDED AND RESTATED REVOLVING CREDIT NOTE

$35,000,000.00	As of July 8, 2019
IEC ELECTRONICS CORP. (“Borrower”), a corporation organized under the laws of Delaware, for value received, hereby promises to pay to the order of MANUFACTURERS AND TRADERS TRUST COMPANY (“Lender”) the principal sum of Thirty-Five Million Dollars ($35,000,000.00) or, if less, the amount of the Revolving Credit Loans loaned by the Lender to Borrower pursuant to the Agreement referred to below, in lawful money of the United States of America and in immediately available funds on the date(s) and in the manner provided in said Agreement and with a final payment on the Revolving Credit Termination Date. Borrower also promises to pay interest on the unpaid principal balance under this Seventh Amended and Restated Revolving Credit Note (“Revolving Credit Note”), for the period such balance is outstanding, in like money, at the rates of interest as provided in the Agreement described below, on the date(s) and in the manner provided in said Agreement.
The date and amount of each Revolving Credit Loan made by the Lender to the Borrower under the Agreement referred to below, maturity date and each payment of principal thereof, shall be recorded by the Lender on its books. The Lender’s records shall be presumed to be accurate absent manifest error.
This is the Revolving Credit Note referred to in that certain Fifth Amended and Restated Credit Facility Agreement dated as of December 14, 2015 (as amended, and as the same may be further amended, supplemented, or restated from time to time, the “Agreement”), made between Borrower and Lender, and evidences the Revolving Credit Loans made thereunder. All capitalized terms not defined herein shall have the meanings given to them in the Agreement.
Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Revolving Credit Note.
This Revolving Credit Note shall be governed by the laws of the State of New York.
This Revolving Credit Note amends, restates and supersedes the Sixth Amended and Restated Revolving Credit Note dated as of January 9, 2019 in the maximum principal amount of $27,000,000.00 delivered by Borrower to Lender and any amendments, restatements or replacements thereof (as so amended, restated or replaced, the “Existing Note”). Further, the indebtedness created under the Existing Note is continuing and subsisting pursuant to this Revolving Credit Note and all collateral provided in conjunction with the Existing Note is hereby ratified and affirmed as collateral security for all obligations under this Revolving Credit Note.
[signature page follows]

Exhibit 10.1

[SEVENTH AMENDED AND RESTATED REVOLVING CREDIT NOTE]
IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Seventh Amended and Restated Revolving Credit Note by its duly authorized officer as of the date first written above.

IEC ELECTRONICS CORP.

By:	/s/ Thomas L. Barbato
Name: Thomas L. Barbato
Title: Senior Vice President, Finance and Chief Financial Officer